EXHIBIT 10.16

                      FREEPORT-McMoRan INC.
                  1992 STOCK INCENTIVE UNIT PLAN


                            SECTION 1

          Purpose. The purposes of the Freeport-McMoRan Inc. 1992 Stock Incentive Unit Plan (the "Plan") are to promote the interests of Freeport-McMoRan Inc. and its stockholders by (i) attracting and retaining key management, professional and technical employees of Freeport-McMoRan Inc. and its affiliates; (ii) motivating such employees by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.


                            SECTION 2

          Definitions.   As  used  in the Plan, the following terms shall
have the meanings set forth below:

          "Board" shall mean the Board  of  Directors of Freeport-McMoRan
Inc.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3 and, to the extent necessary to comply with Section 162(m) only, is an "outside director" under Section 162(m). Until otherwise determined by the Board, the Committee shall be the Corporate Personnel Committee of the Board.

          "Company" shall mean Freeport-McMoRan Inc.

          "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive the benefits due the Participant under the Plan in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

          "Employee" shall mean any employee of the Company or a Subsidiary, including any employee-officer or employee-director of the Company or a Subsidiary.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          "Offer" shall mean any tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, as a result of which any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 40% of the Shares outstanding (exclusive of Shares held in the Company's treasury or by the Company's Subsidiaries).

          "Offer Price" shall mean the highest price per Share paid in any Offer that is in effect at any time during the period beginning on the ninetieth day prior to the date on which a Unit is exercised and ending on and including the date of exercise of such Unit. Any securities or property that comprise all or a portion of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price at the higher of (i) the valuation placed on such securities or property by the person or persons making such Offer, or
(ii) the valuation, if any, placed on such securities or property by the Committee or the Board.

          "Participant" shall mean any Employee granted a Unit Award under the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "SEC" shall mean the Securities and Exchange Commission, including the staff thereof, or any successor thereto.

          "Section 162(m)" shall mean Section 162(m) of the Code and all regulations promulgated thereunder as in effect from time to time.

          "Share" shall mean a share of common stock, par value $.01 per share, of Freeport-McMoRan Inc., and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

          "Stock Incentive Unit" shall mean an award granted under the Plan.

          "Subsidiary" shall mean (i) Freeport-McMoRan Copper & Gold Inc., Freeport-McMoRan Resource Partners, Limited Partnership, and IMC-Agrico Company, in each case for as long as Freeport-McMoRan Inc. shall own any equity interest in such entity, and (ii) any corporation or other entity in which Freeport-McMoRan Inc. possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity.

          "Unit" shall mean a Stock Incentive Unit.

          "Unit Award" shall mean an award of Stock Incentive Units under the Plan.

          "Unit Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing a Unit Award, which may, but need not, be executed or acknowledged by a Participant.


                            SECTION 3

          Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Units to be granted to an eligible Employee; (iii) determine the terms and conditions of any Unit Award; (iv) determine whether, to what extent, and under what circumstances Unit Awards may be cancelled, forfeited or suspended and the method or methods by which Unit Awards may be settled, exercised, cancelled, forfeited or suspended; (v) determine whether, to what extent, and under what circumstances amounts payable with respect to the exercise of a Unit shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Unit Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Unit Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Unit Award, any stockholder of the Company and any Employee.


                            SECTION 4

          Eligibility. Any Employee who is not a member of the Committee shall be eligible to be granted Units hereunder.


                            SECTION 5

          (a) Units Available for Awards. Subject to adjustment as provided in Section 5(b), the number of Units that may be granted under the Plan shall be 1,250,000. If, after the effective date of the Plan, any Unit Award granted under the Plan expires or is exercised, forfeited, cancelled or terminated without the delivery of compensation in the form of Shares, then the Units covered by such Unit Award, to the extent of any such expiration, exercise, forfeiture, cancellation, or termination, shall again be available for grant.

          (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number of Units with respect to which Unit Awards may be granted hereunder, (ii) the number of Units subject to outstanding Unit Awards, and (iii) the exercise price with respect to any Unit or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Unit or, if deemed appropriate, adjust outstanding Unit Awards to provide the rights contemplated by
Section 5(c) hereof.

          (c) Dividend Equivalents. In the sole and complete discretion of the Committee, a Unit Award may provide the Participant with dividend equivalents payable in cash on a current or deferred basis.


                            SECTION 6

          (a) Stock Incentive Units. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Units shall be granted, the number of Units to be granted to an Employee, the exercise price thereof and the conditions and limitations applicable to the exercise thereof. Units shall not be exercisable after the expiration of 10 years after the date of grant. Except in the case of a Unit granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the exercise price of any Unit granted under this Plan shall not be less than 100% of the fair market value of a Share on the date of grant.

          (b) A Unit shall entitle the holder thereof to receive an amount in cash equal to the excess, if any, of the fair market value of a Share on the date of exercise of the Unit over the exercise price. In the event that the Unit is exercised during a period beginning not earlier than one day after the expiration date of an Offer and ending not more than ninety days after the expiration date of such Offer, a Unit shall entitle the holder thereof to receive upon exercise the higher of the amount described in the first sentence of this Section 6(b) and an amount in cash equal to the excess, if any, of the Offer Price on the date of exercise of the Unit over the exercise price.


                            SECTION 7

          (a) Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United States.

          (b) Amendments to Unit Award Agreements. The Committee may amend, modify or terminate any outstanding Unit Award Agreement with the holder's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which a Unit Award becomes exercisable, or (ii) to cancel a Unit Award and grant a new Unit Award in substitution therefor under such different terms and conditions as it determines in its sole and complete discretion to be appropriate.

          (c) Adjustment of Unit Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Unit Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          (d) Cancellation. Any provision of this Plan or any Unit Award Agreement to the contrary notwithstanding, the Committee may cause any Unit Award granted hereunder to be cancelled in consideration of a cash payment made to the holder of such cancelled Unit Award equal in value to such cancelled Unit Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.


                            SECTION 8

          (a) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to the Chairman of the Board of the Company the authority, subject to such terms and limitations as the Committee shall determine, to grant Unit Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Unit Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

          (b) Unit Award Agreements. Each Unit Award hereunder shall be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Unit Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

          (c) Withholding. The Company shall deduct from all amounts paid to a Participant (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Unit Awards hereunder to such Participant. The Committee may provide for additional cash payments to holders of Unit Awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any Unit Award.

          (d) Transferability. No Unit Award shall be transferable by a Participant other than (i) by will, (ii) by the laws of descent and distribution, or (iii) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Unit Award Agreement or an amendment thereto. The designation of a Designated Beneficiary shall not be a violation of this Section 8(d).

          (e)  No  Limit  on  Other  Compensation Arrangements.   Nothing
contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of the type of awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (f) No Right to Employment. The grant of a Unit Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. The Company or any Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Unit Award Agreement. No Employee, Participant or other person shall have any claim to be granted any Unit Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Unit Awards.

          (g) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Unit Award or Unit Award Agreement shall be determined in accordance with the laws of the State of Delaware.

          (h) Severability. If any provision of the Plan or any Unit Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Unit Award, or would disqualify the Plan or any Unit Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Unit Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Unit Award and the remainder of the Plan and any such Unit Award Agreement shall remain in full force and effect.

          (i) No Trust or Fund Created. Neither the Plan nor any Unit Award or Unit Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to a Unit Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

          (j) Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


                            SECTION 9

          Effective Date of the Plan. The Plan shall be effective as of the date of its approval by the Board.


                            As amended effective February 4, 1997